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                                 Purchase Order

                                   Date:     1/29/1999
                                   ---------------------------------------------
Verio Southern California          Purchase   Order    Revision       Page
Verio Southern California
8001 Irvine Center Drive           01     -0000006607                      2
Suite 1200                         ---------------------------------------------
Irvine, CA 92618-2933              Payment Terms  Freight Terms       Ship via
USA                                ---------------------------------------------
                                   Net 30      Receiving Location       asap
                                   ---------------------------------------------
                                   Buyer  Leonard, Troy
                                   ---------------------------------------------
                                   Ship To:  Verio Southern California
        Vendor:  0000004021                  8001 Irvine Center Drive
        Navidec, Inc.                        Suite 1200
        14 Inverness Drive East              Irvine, CA 92618-2933
        F116
        Englewood, CO 80112        Bill To:  Verio
        USA                                  8005 South Chester Street
        Fax:  303/790-8845                   Suite 200
                                             Englewood, CO 90112
                                             USA

Tax Exempt?  N      Tax Exempt ID:
---------------------------------------------------------------------------------------------------------------------
Line-Schd Item      Description                 Mfg. ID     Quantity  UOM           PO Price  Extended Amt   Due date
---------------------------------------------------------------------------------------------------------------------
          2 -3      Netscape Mail system license             450,000  EA              2.14      972,890.00   2/1/1999
                                                                      Schedule Total            972,000.00
                                       Item Total Netscape Mail       system license            972,000.00
          2 -1      Netscape Mail system Maint.           450,000.00  EA              0.32      144,000.00   2/1/1999
                                                                      Schedule Total            144,000.00
                                       Item Total Netscape Mail       system Maint.             144,000.00
                                                                                                ----------

                                                                            Total PO Amount  $1,116,000.00
                                                                                             =============

           Verio will remit payment for this purchase to Navidec at the address as printed on this purchase order's remit to field regardless of any written or oral instructions to the contrary.
           REMIT TO:
           Navidec, Inc.
           1426 Pearl Street
           Boulder, CO 80302


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All shipments,  shipping papers,  Invoices and correspondence must be identified
Authorized Signature with our Purchase Order Number. Overshipments will not be accepted unless authorized by Buyer prior to shipment.

                                          Authorized Signature

                                          ____________________________________

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